UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   October 6, 2010 (October 5, 2010)

TC POWER MANAGEMENT CORPORATION.
(Exact name of registrant as specified in its charter)

Nevada	000-53232	27-0686445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Madison Ave, 14th Floor
New York, New York  10022
(Address of principal executive offices) (Zip Code)

(212) 588-022
Company’s telephone number, including area code

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01                      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

a)          Previous Independent Accountant

              On October 5, 2010, Malone Bailey, LLP (“Malone Bailey”), 10350 Richmond Ave, Suite 800 Houston, TX, 77042, was dismissed as the principal independent registered public accounting firm for TC Power Management Corp. (the “Company”).

              The Audit Reports of Malone Bailey, dated December 8, 2009 and December 1, 2008, on the Company’s financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report dated December 8, 2009 for the fiscal year ended August 31, 2009, and the report dated December 1, 2008 for the fiscal year ended August 31, 2008, contained statements indicating there is substantial doubt about the Company’s ability to continue as a going-concern.  During the Company’s two most recent fiscal years and any subsequent interim period up to and including the date of Malone Bailey’s dismissal, there have been no disagreements with Malone Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Malone Bailey, would have caused them to make reference thereto in their report on the financial statements for such periods.

              On October 6, 2010, the Company provided a draft copy of this report on Form 8-K to Malone Bailey, requesting their comments on the information contained herein.  The responsive letter from Malone Bailey is herewith filed as an exhibit to this current report on Form 8-K.

b)           New Independent Accountant

              On October 5, 2010, the Board of Directors of the Company appointed the firm of Meyler & Company, LLC, One Arin Park, 1715 Highway 35, Middletown, NJ 07748, as the principal independent registered public accounting firm of the Company for the fiscal year ending August 31, 2010.  During the two most recent fiscal years or subsequent interim period, neither the Company, nor anyone on its behalf, consulted with Meyler & Company, LLC regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of Meyler & Company, LLC, provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of Meyler & Company, LLC, on any matter that was the subject of a disagreement or a reportable event.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)                    Exhibit 16.1 - Responsive Letter from Malone Bailey .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TC Power Management Corp
Dated:  October 6, 2010

By:  /s/ Steven A. Sanders
Name: Steven A Sanders
Title:  Chief Executive Officer